                                                                    Exhibit 99.1

                                  CERTIFICATION

     The undersigned hereby certifies that, (i) the Form 10-Q filed by MountainBank Financial Corporation ("the Issuer") for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that report fairly presents, in all material respects, the financial condition and results of operations of the Issuer on March 31, 2003 and for the periods presented therein.

Date: May 14, 2003                               /s/ J. W. Davis
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                                                 J. W. Davis
                                                 President and CEO

Date: May 14, 2003                               /s/ Gregory L. Gibson
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                                                 Gregory L. Gibson
                                                 Chief Financial Officer